DIASYS CORPORATION
                       (A DEVELOPMENT STAGE CORPORATION)
                                   PRO FORMA


                                                                 AS OF
                                                                02/28/98
                                                               (UNAUDITED)
                                                               -----------

                                ASSETS

Current Assets

Cash and equivalents .....................................     $2,454,081 (1)
Accounts Receivable, less allowance for doubtful
  accounts of $19,000 ....................................        155,730
Inventories ..............................................        509,135
Prepaid expenses and other assets ........................         19,353
                                                               ----------
      Total Current Assets ...............................      3,138,299

Equipment, Furniture and Fixtures less accumulated
  depreciation............................................         87,830
Patent, less accumulated amortization.....................         65,432
Deferred Offering Costs...................................         43,654
                                                               ----------
      TOTAL ASSETS........................................      3,335,215


                       LIABILITIES AND STOCKHOLDER EQUITY

Current Liabilities

Accounts Payable ........................................         140,796
Accrued Expenses.........................................           1,362
                                                               ----------
      Total Current Liabilities..........................         142,158

Stockholder's Equity

Common Stock $.001 par value:
  Authorized 10,000,000, issued 2,933,620 at 02/28/98 ...           2,934 (1)
Additional Paid in Capital...............................       8,462,444 (1)
Deficit Accumulated during the developmental stage.......      (5,272,321)
                                                               ----------
      Total Stockholder's Equity.........................       3,193,057

     TOTAL LIABILITIES AND STOCKHOLDERS EQUITY...........       3,335,215

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(1) Includes proceeds of $2,337,165 from the exercise of 519,370 publicly traded common stock purchase warrants.